Exhibit 10.22

SECOND AMENDMENT OF LEASE AGREEMENT

THIS AGREEMENT is entered into the 23rd day of May, 2011 by and between Ethos Business Venture, L.L.C. (“Landlord”), 181C Hague Blvd, Glenmont, New York 12077 and Dais Analytic Corporation (“Tenant”), having a place of business at 11552 Prosperous Drive, Odessa, Florida 33556. Landlord and Tenant are referred to herein individually as “Party” and collectively as the “Parties”.

WHEREAS, Landlord and Tenant entered into a commercial lease agreement dated March 18, 2005 pursuant to which Landlord leased to Tenant the property described in Attachment A thereof as 11552 Prosperous Drive, Odessa, Florida 33556 for a certain (“Lease Agreement”); and

WHEREAS, on November 15, 2005, the Parties executed an amendment said Lease Agreement 2005(“First Amendment”); and

WHEREAS, the Parties desire to further amend the Lease Agreement, in particular Article II thereof in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, Landlord and Tenant hereby agree as follows:

A.	Article II is hereby deleted in its entirety and the following inserted in place thereof:

“ARTICLE II – LEASE TERM

2.1.	Term of Lease. The term of this Lease Agreement shall begin on the Commencement Date and end on Termination Date (“Initial Term”).

2.2.	Commencement Date. The “Commencement Date” shall mean March 18, 2005.

2.3	Termination Date. The “Termination Date” is hereby defined as the earlier of: (i) Thirty (30) days following written notice of termination of Lease Agreement by Landlord to Tenant, or (ii) Ninety (90) days following written notice of termination of Lease Agreement by Tenant to Landlord, or (iii) by Landlord upon such earlier date as provided pursuant to any term or condition of Lease Agreement”

D.	Other than as provided above, all terms and conditions of the Lease Agreement shall remain unchanged and full force and effect.

IN WITNESS WHEREOF, the Landlord and the Tenant have duly executed and delivered this Agreement as of the day and year first above written.

TENANT: DAIS ANALYTIC CORPORATION		LANDLORD: ETHOS BUSINESS VENTURE, L.L.C.

By:	/s/ Robert Schwartz	By:	/s/ Brian Kelly
Printed		Printed
Name:	Robert Schwartz	Name:	Brian Kelly
Title:	Director

Second Amendment to Lease – 11552 Prosperous Drive, Odessa – Dais / Ethos Business